SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C.  20549


                                   FORM 8-K


                                CURRENT REPORT


                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported):  October 1, 1998


                       Data Systems Network Corporation
            (Exact name of registrant as specified in its charter)


                                   Michigan
                (State or other jurisdiction of incorporation)


         1-13424                                       38-2649874
(Commission File Number)                  (IRS Employer Identification No.)

   34705 West Twelve Mile Road, Suite 300, Farmington Hills, Michigan 48331
             (Address of principal executive offices)   (Zip Code)


      Registrant's telephone number, including area code:  (248) 489-8700

                                Not Applicable
         (Former name or former address, if changed since last report)



































ITEM 5.  OTHER EVENTS.

         On October 1, Data Systems Network Corporation issued a press release announcing that is had secured a new revolving credit facility with Foothill Capital Corporation. The press release is attached hereto as Exhibits 99.1, and incorporated herein by reference.

ITEM 7:  FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 99.1     Press Release, dated October 1, 1998


                                  SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 7, 1998                            DATA SYSTEMS NETWORK CORPORATION


                                           By: /S/ Michael W. Grieves
                                              ------------------------------
                                              Michael W. Grieves
                                              Chairman, President and Chief
                                              Executive Officer